UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

TRI-COUNTY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-18279	52-1652138
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 7, 2012, Tri-County Financial Corporation (the “Company”), the holding company for Community Bank of Tri-County (the “Bank”), disseminated a letter to shareholders that reported financial and operational highlights for the year ended December 31, 2011 and for the quarter ended March 31, 2012. A copy of the letter to shareholders is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On May 7, 2012, the Board of Directors of the Company appointed William J. Pasenelli President of the Company. Mr. Pasenelli is also Chief Financial Officer of the Company and President and Chief Financial Officer of the Bank. Mr. Pasenelli joined the Bank as Chief Financial Officer in 2000 and was named President in 2010. Before joining the Bank, Mr. Pasenelli had been Chief Financial Officer of Acacia Federal Savings Bank, Annandale, Virginia, since 1987. Mr. Pasenelli is a member of the American Institute of Certified Public Accountants, the Greater Washington Society of Certified Public Accountants and other civic groups. Age 53.

For a description of the agreements between the Company, the Bank and Mr. Pasenelli, reference is made to the “Executive Compensation,” “Retirement Benefits” and “Other Potential Post-Termination Benefits” sections in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission on April 5, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of the Company was held on May 7, 2012.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1. The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
William J. Pasenelli	2,200,054	22,396	23,604
Austin J. Slater, Jr.	2,216,869	18,814	10,371
Joseph V. Stone, Jr.	2,215,861	22,789	7,404

There were 269,443 broker non-votes in the election of directors.

2. The appointment of Stegman & Company as the independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
2,502,682	0	12,815

3. An amendment to the Company’s Articles of Incorporation relating to the permissible size of the Board was approved by stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
2,056,253	86,254	103,547

There were 269,443 broker non-votes on the proposal.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description
99.1	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2012	By:	/s/ William J. Pasenelli
William J. Pasenelli President and Chief Financial Officer